UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2023

Date of Report (Date of earliest event reported)

flooidCX Corp.
(Exact name of registrant as specified in its charter)

Nevada	0-55965	35-2511643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14747 N Northsight Blvd Ste 111-218 Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

(702) 323-6455

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 1.01 Entry Into a Material Definitive Agreement.

On March 23, 2023 FlooidCX Corp. (“FLCX”), a Nevada corporation entered into An Agreement and Plan of Merger (the “Agreement”) with Quantum Energy, Inc., a Nevada corporation (“QREE”). Under the terms of the Agreement, FLCX will exchange one (1) of its shares of common stock for six (6) shares of the common stock of QREE and one share of QREE Series D preferred shares for one share of FLCX Series E Preferred Shares. Under the terms of the Merger Agreement, the surviving company will change its name from flooidCX Corp. to Quantum Energy, Inc. and management shall apply to change the trading symbol of the surviving corporation from FLCX to QREE.

Also, under the terms of the Merger Agreement, the following individuals will be named in the surviving corporation to the positions listed beside their names below:

i.	William Hinz will serve as Chairman of the Board of Directors, and Director.
ii.	Dennis M. Danzik will serve as Executive Chairman, Director and President.
iii.	Craig Kitchen will serve as Chief Operating Officer and shall remain as a Director.
iv.	William Westbrook will serve as Chief Financial Officer and will remain as a Director.
v.	Douglas Bean will serve as Executive Vice President of Finance and Director.
vi.	Anthony Ker shall serve as a Director.
vii.	Dustin Hamby will serve as Executive Vice President – Operations

The Agreement contains representations and warranties of the parties that are common to such agreements.  The merger transaction is subject to regulatory approval and applications for such approval would be submitted to all applicable regulatory agencies, including the Securities and Exchange Commission and the Financial Industry Regulatory Authority.  In addition, management plans to file a registration statement on SEC Form S-4 to register the shares to be issued to the Quantum shareholders.  Under the Agreement, the transaction may not proceed in the event that holders with more than 20% of the number of outstanding shares of QREE shall dissent from the transaction.  Certain members of the management of FLCX are also members of the management of QREE.

Inductance Energy Corporation, (“IE”), of Wyoming, shall be operated as a subsidiary of the surviving entity, currently IE is operated as a subsidiary of Quantum Energy, Inc. Shareholders of Inductance Energy Corporation will retain their current shareholding in IE.

ITEM 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit 10.1.	Agreement and Plan of Merger
Exhibit 104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 23, 2023	flooidCX Corp.

	By:	/s/ William Westbrook
William Westbrook

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